September 2, 2008

DREYFUS FOUNDERS DISCOVERY FUND
DREYFUS FOUNDERS MID-CAP GROWTH FUND
DREYFUS FOUNDERS PASSPORT FUND
DREYFUS FOUNDERS WORLDWIDE GROWTH FUND

Supplement to Prospectuses Dated May 1, 2008
(as previously supplemented)

Effective September 2, 2008, the following information will supersede and replace the current description of the eligibility requirements of each fund’s Class I shares contained in the section of the prospectus entitled “Shareholder Guide – Class I share considerations”:

Class I shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund’s distributor to offer Class I shares to such plans law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund’s distributor advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

September 2, 2008

DREYFUS FOUNDERS EQUITY GROWTH FUND

Supplement to Prospectus Dated May 1, 2008
(as previously supplemented)

Effective September 2, 2008, the following information will supersede and replace the current description of the eligibility requirements of the fund’s Class I shares contained in the section of the prospectus entitled “Shareholder Guide – Class I share considerations”:

Class I shares may be purchased by:

  bank trust departments, trust companies and insurance companies that have entered into agreements with the fund’s distributor to offer Class I shares to their clients institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments, and IRAs set up under Simplified Employee Pension Plans that have entered into agreements with the fund’s distributor to offer Class I shares to such plans law firms or attorneys acting as trustees or executors/administrators foundations and endowments that make an initial investment in the fund of at least $1 million sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund’s distributor advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

In addition, the sections of the fund’s prospectus entitled “The Fund - Past Performance” and “The Fund - Expenses” are hereby amended to indicate that the expense limitation applicable to the fund’s Class I shares was terminated on August 31, 2008.

September 2, 2008

DREYFUS FOUNDERS FUNDS, INC.

Supplement to Statement of Additional Information Dated May 1, 2008
(as previously supplemented)

Purchase of Shares

Effective September 2, 2008, the following information will supersede and replace any contrary information contained in the section of the Funds’ Statement of Additional Information (“SAI”) entitled “Purchase of Shares”:

Class I shares are offered only to: (i) bank trust departments, trust companies and insurance companies that have entered into agreements with the Fund’s Distributor to offer Class I shares to their clients, (ii) institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments (“Retirement Plans”), and IRAs set up under Simplified Employee Pension
Plans (“SEP-IRAs”) (Class I shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA that has entered into an agreement with the Fund’s
Distributor to offer Class I shares to such Retirement Plan or SEP-IRA), (iii) law firms or attorneys acting as trustees or executors/administrators, (iv) foundations and endowments that make an initial investment in the Fund of at least $1 million, (v) sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal
Revenue Code, that maintain an omnibus account with the Fund and do not require shareholder tax reporting or 529 account support responsibilities from the Fund’s Distributor, and (vi) advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available.
In addition, the Funds offer Class I shares to additional types of investors and/or have investors in Class I who are “grandfathered” and may continue to purchase Class I shares of the particular Fund for their existing accounts (whether or not they would otherwise be eligible to do so). Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Please refer to the SAI for more information with respect to the offering of Class I shares.

Directors and Officers

The section of the SAI entitled “Directors and Officers” is hereby amended to indicate that Eugene H. Vaughan has chosen to retire and resign from the Board of Directors, and from his position as Chairman of the Board of Directors, of Dreyfus Founders Funds, Inc. (the “Company”), effective as of the conclusion of the Company’s Board of Directors’ meeting on

August 21, 2008. Alan S. Danson, who has served on the Company’s Board of Directors since 1991, was elected to succeed Mr. Vaughan as Chairman of the Board.

Investment Adviser, Distributor and Other Service Providers

The section of the SAI entitled “Investment Adviser, Distributor and Other Service Providers – Investment Adviser – Equity Growth Fund” is hereby amended to indicate that the expense limitation applicable to the Class I shares of the Equity Growth Fund was terminated on August 31, 2008.